Exhibit 32

Texland Drilling Program-1981, Ltd.

(A Limited Partnership)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Texland Drilling Program-1981, LTD, (the “Company”) for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof ( the “Report”), We, Jerry N. Namy, Chief Executive Officer of the Company, and Michael E. Chapman, Chief Financial Officer hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jerry N. Namy
Jerry N. Namy
Chief Executive Officer
November 13, 2008

By:	/s/ Michael E. Chapman
M. E. Chapman
Chief Financial Officer
November 13, 2008